SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): July 3, 1997


                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Florida                  0-27994                 59-3203301
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        (State or other            (Commission             (IRS Employer
        jurisdiction of            File Number)          Identification No.)
        incorporation)


                 186 P.C.N.A. Parkway, Lake Helen, FL  32744-0280
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               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (904) 228-1000
                                                         -----------------------


             186 N. Industrial Park Blvd., Lake Helen, FL 32744-0280
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          (Former name or former address, if changed since last report)

                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - July 3, 1997

Item 2.  Acquisition or Disposition of Assets.

      (a) On July 3, 1997, The Publishing Company of North America, Inc. (the "Company"), through a 100% owned subsidiary, acquired 100% of the outstanding capital stock of College Directory Publishing, Inc. ("CDP") in a tax-free merger. CDP is a Conshohocken, Pennsylvania-based publisher of college and university membership directories. The Company issued an aggregate of 750,000 shares of its common stock and paid $300,000 to CDP's two stockholders. Up to 250,000 of the shares are subject to cancellation if CDP's net pre-tax income over a three-year period commencing January 1, 1997 do not aggregate at least $1,875,000. Additionally, as part of the merger consideration, the two former stockholders of CDP are entitled to each receive 12-1/2% of CDP's net pre-tax income for each of the three fiscal years beginning January 1, 1997. The two former stockholders of CDP entered into employment agreements with CDP. The Company loaned CDP $200,000 as additional working capital.

      The cash paid came from the existing cash balances of the Company. No portion of the purchase price was borrowed by the Company. There was no material relationship between the former stockholders of CDP and the Company, or any of the Company's affiliates, officers or directors or any associate of such officers or directors. Both of the former stockholders of CDP were appointed to its board of directors, together with three designees of the Company.

      (b) CDP's equipment including computers were used in its college and university membership directory publishing business and continue to be used for that purpose.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired. It is impracticable to provide the required financial statements for the acquired business at the time of filing this report on Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after this report on Form 8-K is required to be filed.

      (b) Pro-Forma Financial Information. It is impracticable to provide the required financial statements for the acquired business at the time of filing this report on Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after this report on Form 8-K is required to be filed.

      (c)    Exhibits.


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

                 THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - July 3, 1997

            1.    Exhibit 2 - Agreement and Plan of Merger


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                  ---------------------------------------------
                                  (Registrant)


By (Signature and Title):      /s/ Peter S. Balise
                             --------------------------
                             Peter S. Balise, President
                             (Duly Authorized Officer)

Date:  July 18, 1997


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